Exhibit 13.1
CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The certification set forth below is being submitted in connection with the Annual Report on Form 20-F of StoneCo Ltd., or the “Company” for the fiscal year ended December 31, 2021, or the “Report”, I, Thiago dos Santos Piau, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1.    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 29, 2022	By:	/s/ Thiago dos Santos Piau
			Name:	Thiago dos Santos Piau
			Title:	Chief Executive Officer
(Principal Executive Officer)